Exhibit 10.70

FOURTH AMENDMENT

TO

FIFTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (the “Amendment”), is entered into as of the 26th day of December, 2012;

WHEREAS, Goodman Networks Incorporated, a Texas corporation (the “Corporation”), and certain of its shareholders are parties to that certain Fifth Amended and Restated Shareholders’ Agreement, made as of June 23, 2011, by and among the Corporation and the shareholders set forth therein, and those certain First, Second and Third Amendments to Fifth Amended and Restated Shareholders’ Agreement, by and among the Corporation and the shareholders set forth therein (collectively referred to as the “Fifth Amended and Restated Agreement”);

WHEREAS, the undersigned parties desire to enter into this Amendment and comprise holders of more than 50% of the Corporation’s Shares (as defined in the Fifth Amended and Restated Agreement) as is necessary to amend the Fifth Amended and Restated Agreement in accordance with Section 18 thereof;

WHEREAS, in light of the foregoing and other facts, events and circumstances, the parties hereto are as of the date hereof entering into this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1. Right of First Offer. Section 3(b) of the Fifth Amended and Restated Agreement is hereby deleted in its entirety and replaced with the following language:

Right of First Offer. The Corporation and each of the Other Shareholders shall have the right and option (but not the obligation), for five (5) days after the date the First Offer Trigger Date to offer to purchase all but not less than all of the First Offer Shares. Each First Offer Shareholder that elects to exercise its right under this Section 3 shall provide to the Transferring Shareholder, within five (5) days after the First Offer Trigger Date, such First Offer Shareholder’s Electing Offer. Each Electing Offer shall be and constitute a valid, legally binding, and enforceable offer by such First Offer Shareholder to purchase the First Offer Shares for the First Offer Price, irrevocable for ninety (90) days after the First Offer Trigger Date.

2. Fifth Amended and Restated Agreement. All other terms of the Fifth Amended and Restated Agreement shall remain in full force and effect and are hereby expressly ratified and confirmed.

3. Titles. The titles of articles and sections of this Amendment are for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of any provisions of this Amendment.

* * * * *

IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

CORPORATION:
GOODMAN NETWORKS INCORPORATED

By:	/s/ John A. Goodman
Name: John A. Goodman
Title: Executive Chairman
SHAREHOLDERS:
/s/ James E. Goodman
James E. Goodman
/s/ John A. Goodman
John A. Goodman
/s/ Joseph M. Goodman
Joseph M. Goodman
/s/ Jonathan E. Goodman
Jonathan E. Goodman
/s/ Jason A. Goodman
Jason A. Goodman
(signature not required pursuant to Section 18 of the Fifth Amended and Restated Shareholders’ Agreement)
William Darkwah
/s/ Scott Pickett
Scott Pickett

SEP TRUST

By	/s/ Scott Pickett
Name: Scott Pickett
Title: Trustee
ALCATEL-LUCENT USA INC.
By: (signature not required pursuant to Section 18 of the Fifth Amended and Restated Shareholders’ Agreement)
Name:
Title:

The undersigned, Cayenne M. Goodman, spouse of John A. Goodman, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing Fourth Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 26th day of December, 2012.

/s/ Cayenne M. Goodman
Cayenne M. Goodman

The undersigned, Gabriela Goodman, spouse of Joseph M. Goodman, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing Fourth Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 26th day of December, 2012.

/s/ Gabriela Goodman
Gabriela Goodman

The undersigned, Sarina Goodman, spouse of James E. Goodman, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing Fourth Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 26th day of December, 2012.

/s/ Sarina Goodman
Sarina Goodman

The undersigned, Tracy J. Goodman, spouse of Jonathan E. Goodman, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing Fourth Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 26th day of December, 2012.

/s/ Tracy J. Goodman
Tracy J. Goodman

The undersigned, Alecia Pickett, spouse of Scott Pickett, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing Fourth Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 26th day of December, 2012.

/s/ Alecia Pickett
Alecia Pickett